UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Matador Resources Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You invested in MATADOR RESOURCES COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2022. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! MATADOR RESOURCES COMPANY 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # D79799-P70554 Get informed before you vote View Annual Report for the year ended December 31, 2021, Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 10, 2022 9:30 AM CDT Hilton Dallas Lincoln Centre Lakeside Ballroom 5410 LBJ Freeway Dallas, Texas 75240

MATADOR RESOURCES COMPANY 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com D79800-P70554 1. Election of Directors Nominees: 2. Approval of the First Amendment to the Matador Resources Company 2019 Long-Term Incentive Plan. 1a. R. Gaines Baty 3. Approval of the Matador Resources Company 2022 Employee Stock Purchase Plan. 1b. James M. Howard 4. Advisory vote to approve the compensation of the Company’s named executive officers. 5. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. Depending on concerns about the novel coronavirus, or COVID-19, we might hold a virtual annual meeting instead of holding an in-person meeting. We would publicly announce a determination to hold a virtual annual meeting in a press release available at our website, www.matadorresources.com, as soon as practicable before the meeting. In that event, the annual meeting would be conducted solely virtually, on the date and time mentioned on the reverse side, via live audio webcast. You or your proxyholder could participate, vote and examine our shareholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/MTDR2022 and using your control number, but only if we decide to hold a virtual annual meeting. For For For For For For